ALTAVISTA TECHNOLOGY, INC. ON-LINE DISTRIBUTION AGREEMENT

This on-lineAgreement ("Agreement") is entered into as of___April 24,1999 by and between _____KC Audio with offices at Aptos Caalifornia ("Content
                                                 ---------
Developer"), and AltaVista Technology, Inc. with offices at 1671 Dell Ave. Suite #209 Campbell, CA 95008("AVT").

Recitals:

Pursuant to an agreement between Content Developer and AVT, Content Developer has created original content for Howdy Me-Mail plug-ins called "Howdios" described in Exhibit A, which will also include any Exhibits and attachments which Content Developer and AVT desire to distribute from the AltaVista Technology, Inc. Web site.

Agreement : NOW, THEREFORE, in consideration of the premises, conditions, covenants and warranties herein contained, the parties hereby agree to the following:

1.  DEFINITIONS
    1.1 "Content" shall mean digital content such as images, audios, text, poems, videos, animations, other items or any combination of the above that the Content Developer shall deliver to AVT in accordance to the terms of this agreement.
    1.2 "Howdios" shall mean copies the content bundled with other content and software from AVT or third party. Each Howdio is detailed in a Delivery
    Schedule and attached to this agreement once approved by AVT as specified herein.
    1.3 "Net Revenue" shall mean the price of a Howdio as listed in each attached Delivery Schedule.
    1.4 "Territory" shall mean AVT's Internet Web page which is available throughout the world.
    1.5 "Deliverable Item" shall mean each of the content components, materials, computer files or designs set forth in the relevant Delivery Schedule that Content Developer shall deliver to AVT in accordance with this Agreement.
    1.6 "Deliverable Schedule" shall mean the schedule of Deliverable Items set forth in Exhibit A.
2.  PROPRIETARY  RIGHTS  AND  GRANT  OF  LICENSE
    2.1 All rights to the Content, including but not limited to the copyrights, shall be the property of Content Developer.
    2.2 Content Developer hereby grants to AVT, its successors and assigns, subject to the terms set forth herein, the perpetual and exclusive right, license and privilege throughout the Territory to :
    2.2.1 produce, reproduce, manufacture, distribute, export, import, promote, advertise, market, rent, sell and exploit the Content including derivative works throughout the Territory;
    2.2.2 translate the Content at into any non-English language, using whatever means, developers, contractors or sub-licensees deemed appropriate by AVT, and exercise the rights granted in Section 2.2.1 above in connection with the translated versions of the Content. Any expense incurred by AVT in the translating of the Content in to other languages shall be considered additional Advance against royalties to be recouped by AVT from the first dollar revenues of said translated content prio to the payment of royalties to Content Developer. AVT shall own the copyright in any such translations;
    2.2.3 publicly display or perform and/or authorize others to display and perform the Content and any prototypes or demonstration versions of the Content, or any part thereof, solely in connection with the advertising, publicizing, marketing and distribution of the Content. Not withstanding anything contained here in to the contrary, it is understood and agreed that AVT retains exclusive rights to all content delivered during the life of this agreement.
    2.2.4 Sub-license others to exercise any of the rights set forth in sections
    2.2.1  through  2.2.3  above.
3.  ROYALTIES
    3.1 ROYALTIES ON THE CONTENT. AVT shall pay or credit Content Developer royalties as set forth in Exhibit A.
    3.2 AVT will provide to Content Developer on a quarterly basis, within forty-five (45) days after the end of each calendar quarter during which the Content was sold, a written statement of royalties due to Content Developer with respect to such Content. Such statement shall be accompanied by a remittance of the amount due, if any. Content Developer shall have the right, upon reasonable notice, but no more than once per calendar year, to audit those records of AVT necessary to verify the royalties paid. Any such audit will be conducted at Content Developers expense, by certified public accountants, and at such times and in such a manner as to not unreasonably interfere with AVT's normal operations and Content Developer and its auditor shall be required to treat information revealed during the audit as Confidential Information. Should deficiency be shown by such audit, AVT and Content Developer shall immediately meet to resolve the conflict.
4.  DEVELOPMENT  AND  APPROVAL  PROCESS
    4.1 Content Developer agrees to develop the Content in accordance with the terms of this and to deliver the Content and the Deliverable Items to AVT for approval, said approval to be at AVTs sole discretion , in a manner and on the dates specified in Delivery Schedule.
    4.2 No Deliverable Item shall be considered approved by AVT until Content Developer has received written confirmation of such approval from AVT.
    4.3 Upon receipt of the initial Content, AVT shall, within 15 business day, provide Content Developer with either or written acceptance or a written list of changes that must be made before AVT will accept the Content.
    4.4 If changes are required by AVT before AVT will accept the Content then the steps outlined in Section 4.3 will be repeated until the Content is accepted or until AVT terminates this Agreement or exercises its completion rights. If Content Developer has not provided an acceptable Deliverable Schedule Content Developer will have an additional 30 days to remedy the situation. If Content Developer fails to provide an acceptable Deliverable Item within the allocated extension, AVT, at its sole discretion, may terminate this agreement and/or exercise its completion rights.
    4.5 On or before the date on which the Content was originally due to be delivered in accordance with the Delivery Schedule, Content Developer has not provided an acceptable Deliverable Item within one (1) month of the date such Deliverable Item was originally due in accordance with the Delivery Schedule, AVT shall be entitled to terminate this agreement or exercise its completion rights.
    4.6 Content Developer shall be responsible for all development costs associated with the Content, including but not limited to, the costs of any fees payable for software or other licensing rights or acquiring services or materials in connection with the Content. If any Deliverable Item contains any non-original material, including music, poems images, pictures, animations or text, Content Developer shall identify the material and the owner or copyright holder thereof at the time of delivery of such Deliverable Item, and Content Developer shall obtain, at Content Developer's expense, all authorizations necessary to secure from the owner or copyright holder of such material the rights for AVT granted in Section 2 above in connection with such material without additional costs to AVT and without restriction. In addition, Content Developer shall deliver to AVT along with the Deliverable Item containing such material, all documentation establishing, to AVT's satisfaction, Content Developer's and AVT's right to use such material.
5.  WARRANTIES,  INDEMNIFICATION,  AND  REMEDIES
    5.1 Content Developer represents, warrants and covenants that: it has full right, power and authority to enter into this Agreement and to grant all rights granted herein without violating any other agreement or commitment of

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    any  sort;  that Content  Developer has the requisite corporate authority to enter into this Agreement and to enter into all transactions and grant all rights contained in this Agreement; that it has no outstanding agreements or understandings, written or oral, concerning the Content; that Content Developer has not previously sold, licensed, encumbered or pledged the Content or any portion thereof as security to any third party; the Deliverable Items provided hereunder shall be original; and that the Content does not and will not infringe or constitute a misappropriation of any trademark, patent, copyright, trade secret or other proprietary, publicity, or privacy right of any third party and AVT's use, reproduction, sale, licensing and/or distribution of Content as provided in this Agreement shall not violate any rights of any kind or nature of any third party.
    5.2 Content Developer shall defend, indemnify and hold harmless AVT, its successors, assigns, parents, subsidiaries, affiliates, licensees and sublicensees, and their respective officers, directors, agents and employees, from and against any action, suit, claim, damages, liability, costs and expenses (including reasonable attorneys' fees), arising out of or in any way connected with any breach of any representation or warranty made by Content Developer herein or any claim that the Content infringes any intellectual property rights or other rights of any third party. AVT shall give Content Developer prompt notice of any such claim or of any threatened claim and shall reasonably cooperate with Content Developer in the defense thereof.
    5.3 If AVT receives notice of any claim, demand or suit, or of any facts which would lead a reasonable person to believe that there has been a breach of Content Developer's representations or warranties as set forth herein, AVT shall have the right to withhold from any payments due to Content Developer under this Agreement reasonable amounts as security for Content Developer's obligations hereunder, unless Content Developer posts other security reasonably acceptable to AVT. Upon resolution of the claim, the amount in escrow thereon shall be distributed to Content Developer after deductions of any amounts required to be paid to AVT or third parties under this indemnity.
    5.4 AVT hereby represents, warrants and covenants that it has the full right, power and authority to enter into this Agreement. AVT shall defend, indemnify and hold harmless Content Developer, its successors, assigns, parents, subsidiaries, affiliates, licensees and sublicensees, and their respective officers, directors, agents and employees, from and against any action, suit, claim, damages, liability, costs and expenses (including reasonable attorneys' fees), arising out of or in any way connected with any breach of any representation or warranty made by AVT herein. Content Developer shall give AVT prompt notice of any such claim or of any threatened claim, and shall reasonably cooperate in the defense thereof.
    5.5 Neither Content Developer nor AVT shall agree to the settlement of any such claim, demand or suit prior to final judgment therein without the consent  of  the other  party,  whose  consent  shall  not  unreasonably  be withheld.
    5.6 The parties' indemnification obligations set forth in the foregoing sections shall survive termination of this Agreement.
6.  TERM
    6.1  This  Agreement  shall  automatically  renew  without notice, 12 months
                                                                       --
    from the effective date first set forth above, unless the parties have mutually agreed in writing not to renew the agreement for an additional 12 month term, which agreement must be made in writing within 45 days of the second anniversary of the agreement.
7.  TERMINATION
    7.1  This  Agreement  shall  terminate upon the earlier of (a) the thirtieth
    (30th) day after one party gives the other notice of a material breach by the other of any term of this Agreement, unless the breach is cured before that day, or (b) the thirtieth (30th) day after AVT gives Content Developer notice of its intention to terminate the Agreement. In the event of a material breach of this Agreement by Content Developer, AVT shall have the right to suspend payment of royalties from the time AVT notifies Content Developer of a breach until the time such breach is cured by Content Developer.
    7.2 This Agreement also may be terminated by AVT immediately upon notice pursuant to the terms of Section 4.5 above.
8.  ASSIGNMENT
    8.1 This Agreement may not be assigned by Content Developer without the prior written consent of AVT. AVT may assign this Agreement without limitation. Subject to the foregoing, this Agreement will bind, and inure to the benefit of, the parties and their respective successors and permitted assigns.
9.  FORCE  MAJEURE
    9.1 If the performance of this Agreement or any obligation under it (except payment of monies due) is prevented, restricted or interfered with by reason of acts of God, acts of government, or any other cause not within the control of either party, the party so affected shall be excused from such performance, but only for so long as and to the extent that such a force prevents, restricts or interferes with that party's performance. Notwithstanding the foregoing, the non-affected party may terminate this Agreement immediately upon written notice if the force majeure circumstances continue for more than sixty (60) days.
10. INTEGRATION
    10.1 This Agreement, together with all Delivery Schedule attached hereto, sets forth the entire agreement between the parties with respect to the subject matter hereof, and may not be modified or amended except by written agreement executed by each of the parties hereto.
11. GOVERNING  LAW
    11.1 This Agreement shall be governed by the laws of the State of California applicable to agreements made and to be wholly performed therein (without reference to conflict of laws). Content Developer hereby consents to the jurisdiction of the state and federal courts having jurisdiction in San Jose, California. In any action to enforce the terms of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses.
12. INDEPENDENT  CONTRACTOR
    12.1 Content Developer shall be deemed to have the status of an independent contractor, and nothing in this Agreement shall be deemed to place the parties in the relationship of employer-employee, principal-agent, partners or joint ventures. Content Developer shall be responsible for any withholding taxes, payroll taxes, disability insurance payments, unemployment taxes and other similar taxes or charges on the payments received by Content Developer hereunder.

IN WITNESS WHEREOF, the parties have caused this Development Agreement to be executed on the date set forth by their duly authorized representatives.


     AltaVista  Technology,  Inc.
                                          ------------------------


Signature: Darren Shadwick          Signature:
           -------------------                 -------------------

Name:                               Name:
      ------------------------            ------------------------

Title: Co-Owner  K.C. Audio         Title:
       -----------------------             -----------------------

Date: April 24, 1997                Date:
      ------------------------            ------------------------

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                          EXHIBIT "A" DELIVERY SCHEDULE

Attached hereto and made part here of that certain on-line Distribution Agreement by and between _________________ Content Developer and AltaVista Technology, Inc. dated ____________.

Howdio  Name: Friend  1
              ---------

Total  Howdio  Price:       $_______
Content  Percentage:         _______%
Content Developer Royalty:  $_______
Delivery  Date:             ________

Content  Description  &  Specification:

Audios3
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

     ALTAVISTA TECHNOLOGY, INC.

Signature: s. Jack Marshall         Signature: s. Darren Chadwick
           -------------------                 -------------------
Name:                               Name:
      ------------------------            ------------------------

Title: President                    Title:
            -----------------------             ------------------

Date:                               Date:
      ------------------------            ------------------------

Other  Content  Description  :

Name          Quantity     Content  Developer

1.  _______________     ______     _______________

2.  _______________     ______     _______________

3.  _______________     ______     _______________

4.  _______________     ______     _______________

5.  _______________     ______     _______________

7.  _______________     ______     _______________

8.  _______________     ______     _______________

9.  _______________     ______     _______________

10. _______________     ______     _______________

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